KEMPER EQUITY FUNDS/VALUE STYLE
                      KEMPER-DREMAN FINANCIAL SERVICES FUND

                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999

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The  Board  of  Trustees  of  Kemper  Equity  Trust  has  approved,  subject  to shareholder approval, a change in the Kemper-Dreman Financial Services Fund's sub-classification under the Investment Company Act of 1940, as amended (the "1940 Act"), from a "diversified" company to a "non-diversified" company. If the shareholders approve the proposed change, the Fund would no longer be required to comply with the diversification requirements of the 1940 Act, thus allowing it to invest a greater percentage of its assets in a smaller number of issuers. Accordingly, the Fund's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding. A special meeting of shareholders called for the purpose of voting on this change is currently scheduled for July 29, 1999.


July 2, 1999